Supplement Dated December 6, 2010 to

Prospectuses dated May 1, 2010 for
Protective Access XL NY
Protective Rewards Elite NY
Protective Rewards II NY
Issued By
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In the section of your Prospectus entitled “SecurePay R72 Benefit,” the first sentence should be replaced with the following:

“You may purchase the SecurePay R72 Benefit under the SecurePay rider for an increased SecurePay Fee, provided that the youngest Owner (or, in the case of a Qualified Contract, the Annuitant) is age 55 or older.”